Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2026	Dec. 31, 2025
Income Taxes
Income Taxes

Note 9: Income Taxes

Income tax expense during interim periods is based on applying an estimated annual effective income tax rate to year-to-date ordinary income or loss, plus any significant unusual or infrequently occurring items which are recorded in the interim period. The provision for income taxes for the three months ended March 31, 2026 and 2025 is zero and differs from the amount that would be provided by applying the statutory U.S. federal income tax rate of 21% to pre-tax loss primarily due to the change in valuation allowance. The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, and permanent differences. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is obtained, additional information becomes known or as the tax environment changes. The deferred tax assets are comprised primarily of net operating loss carry forwards. As of March 31, 2026, and December 31, 2025, the deferred tax assets continue to be subject to a full valuation allowance. The company maintains the valuation allowance based on the analysis of its cumulative loss position.

On July 4, 2025, President Trump signed into law the One Big Beautiful Bill Act (OBBBA). The OBBBA makes permanent key elements of the Tax Cuts and Jobs Act, including 100% bonus depreciation, domestic research cost expensing, and the business interest expense limitation. ASC 740 requires the effects of changes in tax rates and laws on deferred tax balances to be recognized in the period in which the legislation is enacted. The Company has completed its initial assessment of the OBBBA corporate tax provisions which were enacted on July 4, 2025 and concluded that there would be no impact to its effective tax rate.

Note 9: Income Taxes

Income tax expense consisted of the following for the years ended December 31, 2025 and December 31, 2024:

	As of December 31,
	2025	2024
Current:
Federal	$—	$—
State	825	800
Foreign	—	—
Total	825	800

The Company had no deferred income tax expense for the years ended December 31, 2025 and 2024.

The provision for income taxes differs from the amount obtained by applying the federal statutory income tax rate as follows:

	2025	2024
Federal taxes at statutory rate	21.00%	21.00%
State and local taxes, net of federal benefit	0.00%	4.98%
Change in Fair Value of SAFE Notes and other nondeductible/nontaxable items	(13.76)%	(6.00)%
Changes in valuation allowance	(7.36)%	(22.26)%
Tax credits	0.12%	0.00%
Deferred true-up	0.00%	2.28%
Effective income tax rate	0.00%	0.00%

Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Realization of net deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Significant components of the Company’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2025	2024
Deferred tax assets:
Net operating losses	$3,005,295	$617,819
Stock-based compensation	2,786,419	458,061
Capitalized R&D expenses	1,378,270	208,112
Start-up costs	10,435	11,208
Property and equipment	—	38
Credits	71,006	—
Total deferred tax assets	7,251,425	1,295,238
Valuation allowance	(7,251,124)	(1,295,238)
Deferred income tax assets, net	$301	$—

Deferred tax liabilities:
Property and equipment	(301)	—
Net deferred tax asset/(liability)	$—	$—

The Company regularly assesses the ability to realize deferred tax assets recorded based upon the weight of available evidence, including such factors as recent earnings history and expected future taxable income on a jurisdiction-by-jurisdiction basis. In the event that the Company changes its determination as to the amount of realizable deferred tax assets, the Company will adjust its valuation allowance with a corresponding impact to the provision for income taxes in the period in which such determination is made. Due to the uncertainty surrounding their realization, the Company has recorded a full valuation allowance against the net deferred tax assets. Accordingly, no deferred tax asset has been recorded on the balance sheets. The Company’s valuation allowance increased during 2025 and 2024 by $5,955,886 and $1,271,946, respectively, primarily due to the generation of net operating losses and the capitalization of research and development expenditures.

As of December 31, 2025 and 2024, the Company has net operating loss carryforwards for federal income tax purposes of approximately $9,101,980 and $1,960,671, respectively, which do not expire and may be available to offset future income tax liabilities, but will generally limit the net operating loss deduction to the lesser of the net operating loss carryover or 80% of a corporation’s taxable income. As of December 31, 2025 and 2024, the Company’s state net operating loss carryforwards were $15,663,544 and $2,950,882 which may be available to offset future income tax liabilities and start to expire in 2043.

The Internal Revenue Code of 1986, as amended, imposes restrictions on the utilization of net operating losses in the event of an “ownership change” of a corporation. Accordingly, a Company’s ability to use net operating losses may be limited as prescribed under Internal Revenue Code Section 382 (“Section 382”). Events which may cause limitations in the amount of the net operating losses that the Company may use in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. Utilization of the federal and state net operating losses may be subject to substantial annual limitation due to the ownership change limitations provided by the Section 382 and similar state provision.

The Company files income tax returns in the U.S. federal and various state jurisdictions with varying statutes of limitations.